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                                                                    Exhibit 99.2



                                                           (GRANT THORNTON LOGO)




November 20, 2004



Audit Committee
Board of Directors
Motorcar Parts of America, Inc.
2929 California Street
Torrance, CA 90503


Gentlemen:


The Company's Form 8-K filed on November 16, 2004, discloses that the previous financial statements of the Company included in the Form 10-K for the year ended March 31, 2004 and the Form 10-Q for the quarter ended June 30, 2004 should no longer be relied upon.

Based upon the conclusions of the Company described above, we hereby inform the Company that we have withdrawn our opinion included in the Form 10-K for the year ended March 31, 2004.

/s/ Grant Thornton LLP